                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                             ENDED JUNE 30, 1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[LOGO]
Seeks high current income consistent with prudent total return asset management by investing primarily in investment grade foreign and domestic fixed income securities.

KEMPER
GLOBAL INCOME FUND

           "... We maintained a conservative approach, emphasizing
                 very high quality government bonds issued by
               developed nations and supranational bonds. ..."



                                                             [KEMPER FUNDS LOGO]

At A GLANCE

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
COUNTRY CONCENTRATIONS
8
PORTFOLIO STATISTICS
9
PORTFOLIO OF
INVESTMENTS
11
FINANCIAL STATEMENTS
13
NOTES TO
FINANCIAL STATEMENTS
17
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------
KEMPER GLOBAL INCOME FUND
TOTAL RETURNS
--------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
---------------------------------------------------------------------------

CLASS A                                           2.64%
CLASS B                                           2.11%
CLASS C                                           2.13%
LIPPER GENERAL WORLD INCOME FUNDS AVERAGE*        2.09%

Returns and rankings are historical and do not guarantee future performance. Returns, rankings and principal value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

 NET ASSET VALUE

                                     AS OF     AS OF
                                    6/30/98   12/31/97
  ......................................................
    KEMPER GLOBAL INCOME FUND
    CLASS A                           $8.55      $8.58
 ......................................................
    KEMPER GLOBAL INCOME FUND
    CLASS B                           $8.56      $8.60
 ......................................................
    KEMPER GLOBAL INCOME FUND
    CLASS C                           $8.58      $8.62
 ......................................................

KEMPER GLOBAL INCOME

FUND RANKINGS AS OF 6/30/98

 COMPARED TO ALL OTHER FUNDS IN THE LIPPER GENERAL WORLD INCOME FUNDS CATEGORY*

                        CLASS A    CLASS B    CLASS C
  ......................................................
         1-YEAR         #84 of     #100 of    #98 of
                       140 funds  140 funds  140 funds
 ......................................................
         5-YEAR         #24 of       N/A        N/A
                       57 funds
 ......................................................

 DIVIDEND AND YIELD REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DISTRIBUTION AND YIELD INFORMATION FOR THE FUND AS OF JUNE 30, 1998.

                           CLASS A   CLASS B   CLASS C
  ......................................................
    SIX-MONTHS INCOME:     $.2550    $.2209    $.2227
 ......................................................
    JUNE DIVIDEND:         $.0425    $.0367    $.0368
 ......................................................
    ANNUALIZED
    DISTRIBUTION RATE+:     5.96%     5.14%     5.15%
 ......................................................
    SEC YIELD+:             3.53%     2.81%     2.88%
 ......................................................

+Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on June 30, 1998. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended June 30, 1998, shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission.

The special risk considerations associated with an investment in the fund, including risks related to foreign investments and to a non-diversified investment company, are discussed in the prospectus. Risks associated with foreign securities, including fluctuating exchange rates, government regulations and differences in liquidity, may affect your investment. As a non-diversified investment company, the fund may invest more than 5% of its assets in the securities of a particular foreign government.

TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR INCOME STYLE BOX

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc., Chicago, IL
BOX] 312-696-6000. (Morningstar's Style Box is based on a portfolio date as of June 30, 1998.) The Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.
                           Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

BASIS POINTS The smallest measure used in quoting yields on bonds and notes. One basis point is 0.01 percent of yield.

DURATION A measure of the interest rate sensitivity of a portfolio, incorporating time to maturity and coupon size. The longer the duration, the greater the interest rate risk.

CURRENCY RISK The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated. Conversely, the U.S. dollar value of a foreign security tends to increase when the value of the U.S. dollar falls against the currency.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR OF ARTS AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $218 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

It's been a bumpy ride for many investors in the third quarter of 1998, with concern over corporate profits generating considerable market volatility. On August 4, the Dow Jones Industrial Average suffered its largest single-day point drop for the year. While this was the Dow's third largest point decline in history, it didn't even make the top 100 in terms of percentage losses. In any event, stock market tensions spilled over into the bond markets, fueling the debate about whether we would finally see the end of our long-running bull market -- or even plummet into a recession.

        But investors who are riding out the stock market's abrupt short-term adjustments should find comfort in the fact that economic fundamentals continue to favor financial assets in the United States. In a nutshell, the nation's economy remains strong despite its slowdown in the second half of the year. Short-term interest rates are expected to remain low -- the federal funds rate is holding at 5.5 percent and will most likely stay put for the remainder of the year. There are no major tax or regulatory threats waiting in the wings. And our economy continues to draw investors from around the world, although perhaps not as fervently as last year.

        The nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, grew at an annualized rate of 1.4 percent in the second quarter of 1998. While this was the slowest growing quarter in the last three years, it was much stronger than consensus. Slower growth can be attributed to several factors, including the impact of decreased trade with Asia, domestic corrections in inventory levels and the General Motors strike, which has since been resolved.

        Real capital spending and employment growth have remained solid. Consumer confidence remains fairly high. Home sales remain robust. Economic policy continues to support the nation's fiscal budget surplus projection of $65 billion.

        As far as inflation goes, there are two tales to be told. Prices for consumer goods, as measured by the consumer price index (CPI), are steady. Compare this to prices for services, which have risen between 3 and 4 percent. For investors, this difference in pricing flexibility translates into a difference in profit expectations. Profits of domestic service firms should be much stronger than commodity producers dependent on export markets.

        Across the Atlantic, Europe's economy appears to be growing at an even pace as the region progresses toward the Economic and Monetary Union (EMU) slated for January 1, 1999. One effect of the union may be a slight rise in short-term interest rates in Europe -- not because there will be an overt change in policy, but simply because of the convergence of some very disparate interest rates. The average rate will likely be higher than the relatively attractive rate the German Central Bank currently offers, for example.

        In Asia, which has been making headlines around the world for more than a year now, the latest news is from Japan, which recently installed a new prime minister as well as a new finance minister. Much discussion will be focused on changes in Japan's economic policy, particularly in terms of taxation and banking reform -- and patience is in order. Most of the changes in taxation will impact Japan in the first half of 1999. But as far as banking reform goes, those of us familiar with bank reform in the U.S. know that this will be a two- to five-year process. Certainly, investors are looking to Japan to spark recovery for Asia as a whole, which continues to suffer from the "contagion" of low currency values, seriously reduced consumer spending and general economic malaise.

        Indeed, while its full effects remain to be seen -- and felt -- by the majority of American businesses and individuals, the Asian economic crisis has contributed to the general uncertainty of the emotion-driven U.S. markets. Whether it's an economic crisis abroad or political scandal at home, current events move the investors who move the markets.

        One might conclude that, as a result of today's low corporate profits and lingering turmoil in Asia, the psychology of the markets is shifting -- even some of Wall Street's most resolute bulls appear to be reconsidering their long-held convictions. But with the economy's strong

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]

                                           NOW (7/31/98)       6 MONTHS AGO      1 YEAR AGO      2 YEARS AGO
  10 -YEAR TREASURY RATE(1)                    5.46                5.57              6.3             6.64
  PRIME RATE(2)                                8.5                 8.5               8.5             8.25
  INFLATION RATE(3)*                           1.62                1.57              2.16            2.95
  THE U.S. DOLLAR(4)                           8.79                5.05             10.01            4.26
  CAPITAL GOODS ORDERS(5)*                    10.44               12.61             10.3            17.23
  INDUSTRIAL PRODUCTION(5)*                    3.66                5.38              4.69            4.08
  EMPLOYMENT GROWTH(6)                         2.45                2.78              2.39            2.25

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of June 30, 1998.

SOURCE:  ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

fundamentals in place, that outlook may be premature. In any case, prudent investors are wise to watch for the following economic warning signs: inflation in the form of rising wages and/or prices; residual fallout from Asia, which could appear in the form of reduced sales and earnings for American businesses; and a continued widening of our trade deficit, an imbalance caused by heightened American demand for foreign goods and services. In the months to come, investors are likely to maintain their bias in favor of investments that have historically been considered more conservative: larger capitalization stocks, U.S. Treasuries and only the highest-grade corporate bonds.

        Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA
August 12, 1998

PERFORMANCE UPDATE

[JOHNS PHOTO]

GORDON JOHNS JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1988 AND HAS BEEN THE LEAD PORTFOLIO MANAGER OF KEMPER GLOBAL INCOME FUND SINCE ITS INCEPTION IN 1989. JOHNS GRADUATED WITH A BACHELOR'S DEGREE IN LAW FROM BALLIOL COLLEGE IN OXFORD, UNITED KINGDOM.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

WHILE GLOBAL BOND MARKETS PROVIDED STRONG RETURNS IN LOCAL CURRENCY TERMS IN THE FIRST HALF OF 1998, THEIR GAINS WERE DIMINISHED BY THE STRONG U.S. DOLLAR WHEN CONVERTED. THE FOLLOWING IS A DISCUSSION OF THE GLOBAL BOND MARKETS AND FUND PERFORMANCE WITH PORTFOLIO MANAGER GORDON JOHNS.

Q     GORDON, HOW WOULD YOU DESCRIBE THE PERFORMANCE OF THE GLOBAL BOND MARKETS
IN THE FIRST HALF OF 1998?

A     Global inflationary pressures subsided and interest rates generally drifted lower in the first six months of this year, thanks in large part to the economic and currency turmoil in Southeast Asia. In response, most global bond markets performed fairly well in local currency terms, posting an average total return of 4.28 percent. The United Kingdom provided the best returns as interest rates in that country fell by more than 40 basis points year to date, and the sterling appreciated 1.50 percent versus the U.S. dollar. The U.K. was up 5.92 percent in local currency terms and 7.41 percent in U.S. dollar returns for the first six months of 1998.

      However, the strength of the U.S. dollar versus most other currencies muted the performance of the fund and its competitive peer group. Japan, for example, was up 2.56 percent in local currency terms. But because of the continued weakness of the yen the Japanese bond market was off 3.92 percent in U.S. dollar terms.

      Unfavorable currency movements also diminished the gains posted by most other developed markets -- including much of Europe, Canada, Australia and New Zealand. To the dollar-based investor, dollar strength reduced local currency returns by around 140 basis points year to date. However, the fund's total dollar exposure, including hedges, ranged from 54 percent to 59 percent throughout the period and helped offset some of the negative exchange-rate effects of the dollar's appreciation against foreign currencies.

Q     HOW DID THIS ECONOMIC ENVIRONMENT AFFECT YOUR INVESTMENT STRATEGY?

A     We maintained a relatively conservative approach, emphasizing very high quality government bonds issued by developed nations and supranational bonds. With the emerging markets in Southeast Asia and Latin America remaining under pressure during the first half of this year, we avoided the losses associated with them. At the end of the year, 72 percent of the fund's net investments were in AAA-rated issues and 28 percent were in AA-rated securities. Maturities remained in the intermediate range at 7 to 8.5 years. We kept the fund's duration--which measures its sensitivity to changing interest rates--at a neutral level, a position we take when we think interest rates will remain more or less stable.

      Our conservative stance helped the fund meet its objective of providing competitive bond market returns. For the six months that ended June 30, 1998, the fund was up 2.64 percent (Class A shares, unadjusted for any sales charge), in line with the 2.79 percent return of the fund's benchmark, the Salomon Smith Barney World Government Bond Index. The fund's performance did exceed its category average--the Lipper General

PERFORMANCE UPDATE


World Income Funds category--which returned 2.09 percent for the first half of 1998. And, over the five year period, the fund has outperformed its peer group average.

Q     WHICH HOLDINGS HELPED THE FUND'S PERFORMANCE?

A     As I mentioned earlier, the U.K. market performed extremely well in both
U.S. dollar and local currency terms. Significantly improved fiscal policy led to a reduced supply of government bonds, which caused yields to fall in that country. Another factor that helped the fund's performance was our relatively large stake in U.S. dollars, which ranged from 54 percent to 59 percent during the period. In a classic "flight to safety," many global investors sought out U.S. dollars as a safe haven from Asia's problems. Increased demand for dollars helped to bolster their performance versus other currencies across the globe.

Q     WHICH POSITIONS DETRACTED FROM THE FUND'S PERFORMANCE?

A     Our relatively light position in Japan modestly detracted from the fund's performance. The country's ongoing economic struggle helped force yields lower and bond prices somewhat higher. Given our relatively conservative approach, we kept a moderate weighting at roughly 12 percent of net assets in Japan during the period, compared to an 18 percent weighting for the Salomon index. While our moderate position prohibited the fund from fully participating in the Japanese bond rally, it also helped mitigate losses stemming from a weaker yen.

Q     WHERE HAVE YOU FOUND OPPORTUNITIES LATELY AND WHICH POSITIONS DID YOU
ELIMINATE?

A     Canada presented attractive opportunities. We also added to the fund's
Canadian holdings in late January, based on our view that interest rates in that country are poised to go lower. At the end of the period, Kemper Global Income Fund's North American bond market exposure was 48 percent with investments in U.S. Treasuries, Canadian government and provincial AAA-rated bonds. As for sales, we eliminated our holdings in Australia, based on our view that political risks in the country are high and may bode negatively for the country's bonds over the near term.

Q     WHAT IS YOUR OUTLOOK FOR BONDS?

A     We think that conditions are relatively benign. The Organization for
Economic Cooperation and Development (OECD) has recently lowered its global growth projections, suggesting that inflation will remain muted and interest rates could decline further in response to countries such as the U.K., Greece, Canada and the U.S. In terms of currencies, we're relatively pessimistic about the yen, but believe that other currencies are broadly in equilibrium with the U.S. dollar. With that outlook in mind, we plan to maintain our U.S. dollar currency weighting at roughly its current level.

COUNTRY CONCENTRATIONS

GEOGRAPHIC COMPOSITION OF KEMPER GLOBAL INCOME FUND

Based on total investments on June 30, 1998, which is subject to change.

                                 [BAR GRAPH]

UNITED STATES                                  30%

CANADA                                         20%

JAPAN                                          12%

NEW ZEALAND                                    11%

IRELAND                                        10%

UNITED KINGDOM                                  5%

FRANCE                                          5%

GERMANY                                         4%

ITALY                                           3%


PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*


--------------------------------------------------------------------------------
                                       ON 6/30/98              ON 12/31/97
--------------------------------------------------------------------------------
FOREIGN/U.S. GOVERNMENT
  SECURITIES                               93%                      91%
--------------------------------------------------------------------------------
OTHER**                                     3                        5
--------------------------------------------------------------------------------
CASH AND EQUIVALENTS                        4                        4
--------------------------------------------------------------------------------
                                          100%                     100%

                                       [PIE CHART]             [PIE CHART]
                                        ON 6/30/98             ON 12/31/97
*  Portfolio composition is subject to change.

** Includes supranational entities and corporates guaranteed by governments

QUALITY

--------------------------------------------------------------------------------
                                       ON 6/30/98              ON 12/31/97
--------------------------------------------------------------------------------
AAA                                        76%                      72%
--------------------------------------------------------------------------------
AA                                         24                       28
--------------------------------------------------------------------------------

                                      [PIE CHART]              [PIE CHART]
                                       ON 6/30/98              ON 12/31/97

AVERAGE MATURITY

--------------------------------------------------------------------------------
                                    ON 6/30/98               ON 12/31/97
--------------------------------------------------------------------------------
AVERAGE MATURITY                     7.7 YEARS                 6.9 YEARS
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

KEMPER GLOBAL INCOME FUND

PORTFOLIO OF INVESTMENTS AT JUNE 30, 1998 (unaudited)
(IN THOUSANDS)


---------------------------------------------------------------------------------------------------------------------
                                                                                                        U.S. DOLLAR
CURRENCY                               ISSUER                                              PRINCIPAL        VALUE
---------------------------------------------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS (92.9%) AND CORPORATE OBLIGATIONS (2.9%)
---------------------------------------------------------------------------------------------------------------------
U.S. DOLLAR--28.8%                    Tokyo Metropolitan Government, 6.125%, 2006             8,900     $ 8,918
                                      U.S. Treasury Bonds, 7.50%, 2024                        3,900       4,833
                                      U.S. Treasury Notes
                                        6.375%, 2000                                          8,800       8,904
                                        5.875%, 2005                                          2,300       2,342
                                      ------------------------------------------------------------------------------
                                                                                                         24,997
---------------------------------------------------------------------------------------------------------------------
CANADIAN DOLLAR--19.5%                Government of Canada
                                        4.75%, 1999                                           7,050       4,766
                                        8.00%, 2027                                           4,600       4,244
                                      Province of British Columbia, 7.75%, 2003               5,100       3,806
                                      Province of Ontario, 9.00%, 2004                        5,150       4,143
                                      ------------------------------------------------------------------------------
                                                                                                         16,959
---------------------------------------------------------------------------------------------------------------------
JAPANESE YEN--11.7%                   Government of Austria, 4.50%, 2005                    300,000       2,610
                                      Int'l Bank for Recon. and Dev., 4.75%, 2004           290,000       2,529
                                      Kingdom of Belgium, 5.00%, 1999                       230,000       1,763
                                      Kingdom of Spain, 3.10%, 2006                         400,000       3,222
                                      ------------------------------------------------------------------------------
                                                                                                         10,124
---------------------------------------------------------------------------------------------------------------------
NEW ZEALAND DOLLAR--10.3%             Government of New Zealand
                                        6.50%, 2000                                           5,700       2,930
                                        8.00%, 2004                                           6,700       3,699
                                        8.00%, 2006                                           4,000       2,288
                                      ------------------------------------------------------------------------------
                                                                                                          8,917
---------------------------------------------------------------------------------------------------------------------
IRISH PUNT--9.5%                      Government of Ireland
                                        8.00%, 2000                                           1,250       1,867
                                        6.50%, 2001                                           1,250       1,836
                                        8.75%, 2012                                           2,400       4,535
                                      ------------------------------------------------------------------------------
                                                                                                          8,238
---------------------------------------------------------------------------------------------------------------------
BRITISH POUND--4.8%                   Republic of Finland, 7.00%, 2000                          900       1,492
                                      United Kingdom
                                        7.50%, 2006                                             450         826
                                        8.00%, 2015                                             900       1,880
                                      ------------------------------------------------------------------------------
                                                                                                          4,198
---------------------------------------------------------------------------------------------------------------------
FRENCH FRANC--4.7%                    French Treasury
                                        6.75%, 2004                                           4,400         815
                                        6.00%, 2025                                           5,300         957
                                      Kingdom of Spain, 6.50%, 2001                          13,000       2,279
                                      ------------------------------------------------------------------------------
                                                                                                          4,051
---------------------------------------------------------------------------------------------------------------------
GERMAN DEUTSCHEMARK--3.8%             Federal Republic of Germany
                                        8.00%, 2002                                           2,700       1,696
                                        6.875%, 2005                                          2,600       1,626
                                      ------------------------------------------------------------------------------
                                                                                                          3,322

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------------------------------------------
                                                                                                      U.S. DOLLAR
CURRENCY                              ISSUER                                              PRINCIPAL      VALUE
--------------------------------------------------------------------------------------------------------------------
ITALIAN LIRA--2.7%                    Italian Treasury, 8.50%, 2004                       3,550,000     $ 2,364
                                      ------------------------------------------------------------------------------
                                      ------------------------------------------------------------------------------
                                      TOTAL GOVERNMENT AND CORPORATE OBLIGATIONS--95.8%
                                      (Cost: $85,974)                                                    83,170
                                      ------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
MONEY MARKET                          Yield--5.68%
INSTRUMENT--.6%                       Due--July 1998
                                      (Cost: $499)                                        $     500         499
                                      ------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS--96.4%
                                      (Cost: $86,473)                                                    83,669
                                      ------------------------------------------------------------------------------
                                      CASH AND OTHER ASSETS, LESS LIABILITIES--3.6%                       3,163
                                      ------------------------------------------------------------------------------
                                      NET ASSETS--100%                                                  $86,832
                                      ------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

The Fund is a non-diversified investment company and may invest a relatively high percentage of its assets in the obligations of a limited number of issuers.

Based on the cost of investments of $86,473,000 for federal income tax purposes at June 30, 1998, the gross unrealized appreciation was $631,000, the gross unrealized depreciation was $3,435,000 and the net unrealized depreciation on investments was $2,804,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1998 (unaudited)
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $86,473)                                                 $ 83,669
------------------------------------------------------------------------
Cash                                                                 384
------------------------------------------------------------------------
Receivable for:
  Interest                                                         1,780
------------------------------------------------------------------------
  Investments sold                                                 1,240
------------------------------------------------------------------------
  Fund shares sold                                                    26
------------------------------------------------------------------------
    TOTAL ASSETS                                                  87,099
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Fund shares redeemed                                               147
------------------------------------------------------------------------
  Management fee                                                      55
------------------------------------------------------------------------
  Distribution services fee                                           11
------------------------------------------------------------------------
  Administrative services fee                                         17
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               4
------------------------------------------------------------------------
  Trustees' fees and other                                            33
------------------------------------------------------------------------
    Total liabilities                                                267
------------------------------------------------------------------------
NET ASSETS                                                      $ 86,832
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $138,261
------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                            (48,952)
------------------------------------------------------------------------
Net unrealized depreciation on investments and assets and
liabilities in foreign currencies                                 (2,477)
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $ 86,832
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($70,143 / 8,202 shares outstanding)                             $8.55
------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 4.71% of
  net asset value or 4.50% of offering price)                      $8.95
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($15,233 / 1,779 shares outstanding)                             $8.56
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($1,456 / 170 shares outstanding)                                $8.58
------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 1998 (unaudited)
(IN THOUSANDS)

-----------------------------------------------------------------------
 NET INVESTMENT INCOME
-----------------------------------------------------------------------
Interest                                                        $ 2,833
-----------------------------------------------------------------------
Expenses:
  Management fee                                                    349
-----------------------------------------------------------------------
  Distribution services fee                                          78
-----------------------------------------------------------------------
  Administrative services fee                                        99
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            131
-----------------------------------------------------------------------
  Professional fees                                                  28
-----------------------------------------------------------------------
  Reports to shareholders                                            51
-----------------------------------------------------------------------
  Trustees' fees and other                                            8
-----------------------------------------------------------------------
    Total expenses                                                  744
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                             2,089
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------

  Net realized gain on sales of investments and foreign
  currency transactions                                           1,906
-----------------------------------------------------------------------
  Change in net unrealized depreciation on investments and
  assets and liabilities in foreign currencies                   (1,618)
-----------------------------------------------------------------------
Net gain on investments                                             288
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 2,377
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                              SIX MONTHS
                                                                 ENDED
                                                               JUNE 30,      YEAR ENDED
                                                                 1998       DECEMBER 31,
                                                              (UNAUDITED)       1997
----------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------
  Net investment income                                        $  2,089         6,045
----------------------------------------------------------------------------------------
  Net realized gain (loss)                                        1,906        (2,323)
----------------------------------------------------------------------------------------
  Change in net unrealized depreciation                          (1,618)       (2,309)
----------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              2,377         1,413
----------------------------------------------------------------------------------------
  Distribution from net investment income                        (2,647)       (6,027)
----------------------------------------------------------------------------------------
  Tax return of capital distribution                                 --          (860)
----------------------------------------------------------------------------------------
Total dividends to shareholders                                  (2,647)       (6,887)
----------------------------------------------------------------------------------------
Net decrease from capital share transactions                    (11,952)      (27,233)
----------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                    (12,222)      (32,707)
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------------------

Beginning of period                                              99,054       131,761
----------------------------------------------------------------------------------------
END OF PERIOD                                                  $ 86,832        99,054
----------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Global Income Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers three classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are no longer offered. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded.
                             Securities not so traded are valued at the last current bid quotation if market quotations are available. Financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options are valued based upon prices provided by market makers.
                             Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day

NOTES TO FINANCIAL STATEMENTS

                             the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of the prices of the Fund's foreign securities.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies during the six months June 30, 1998. The accumulated net realized loss on sales of investments for federal income tax purposes at June 30, 1998, amounting to approximately $44,079,000, is available to offset future taxable gains. However, of this amount, the availability of approximately $21,000,000 obtained through prior fund acquisitions is limited to $7,000,000 per year from 1999 through 2001. If not applied, the total loss carryover expires during the period 1999 through 2002.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a management fee at an annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $349,000 for the six months ended June 30, 1998.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                     COMMISSIONS     COMMISSIONS ALLOWED
                                                                   RETAINED BY KDI     BY KDI TO FIRMS
                                                                   ---------------   -------------------
                             Six months ended June 30, 1998            $2,000              $14,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                  DISTRIBUTION FEES      COMMISSIONS AND
                                                                      AND CDSC        DISTRIBUTION FEES PAID
                                                                   RECEIVED BY KDI       BY KDI TO FIRMS
                                                                  -----------------   ----------------------
                             Six months ended June 30, 1998           $112,000                32,000

NOTES TO FINANCIAL STATEMENTS

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                        ASF PAID BY          ASF PAID
                                                                      THE FUND TO KDI    BY KDI TO FIRMS
                                                                      ----------------   ----------------
                             Six months ended June 30, 1998               $99,000             98,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $100,000 for the six months ended June 30, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the six months ended June 30, 1998, the Fund made no direct payments to its officers and incurred trustees' fees of $6,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended June 30, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $ 99,028

                             Proceeds from sales                         111,081

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS
                             The following table summarizes the activity in capital shares of the Fund (in thousands):

                                                        SIX MONTHS ENDED                   YEAR ENDED
                                                          JUNE 30, 1998                 DECEMBER 31, 1997
                                                      ---------------------           ---------------------
                                                      SHARES        AMOUNT            SHARES        AMOUNT
                             ------------------------------------------------------------------------------
                              SHARES SOLD
                              Class A                    330       $  2,843              862       $  7,486
                             ------------------------------------------------------------------------------
                              Class B                    143          1,238              735          6,386
                             ------------------------------------------------------------------------------
                              Class C                     52            441               99            866
                             ------------------------------------------------------------------------------
                              Class I                     --             --                1              7
                             ------------------------------------------------------------------------------
                             ------------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                              Class A                    171          1,471              378          3,265
                             ------------------------------------------------------------------------------
                              Class B                     42            364              163          1,406
                             ------------------------------------------------------------------------------
                              Class C                      2             20                6             53
                             ------------------------------------------------------------------------------
                             ------------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A                 (1,641)       (14,143)          (3,721)       (32,238)
                             ------------------------------------------------------------------------------
                              Class B                   (464)        (4,012)          (1,601)       (13,911)
                             ------------------------------------------------------------------------------
                              Class C                    (17)          (149)             (63)          (550)
                             ------------------------------------------------------------------------------
                              Class I                     (3)           (25)              (1)            (3)
                             ------------------------------------------------------------------------------
                             ------------------------------------------------------------------------------
                              CONVERSION OF SHARES
                              Class A                    937          8,089            1,270         10,982
                             ------------------------------------------------------------------------------
                              Class B                   (936)        (8,089)          (1,268)       (10,982)
                             ------------------------------------------------------------------------------
                              NET DECREASE FROM CAPITAL
                              SHARE TRANSACTIONS                   $(11,952)                       $(27,233)
                             ------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6    FORWARD FOREIGN
     CURRENCY CONTRACTS      In order to help protect itself against a decline
                             in the value of particular foreign currencies against the U.S. Dollar, the Fund has entered into forward contracts to deliver foreign currency in exchange for U.S. Dollars as described below. The
                             Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the net unrealized gain or loss on these contracts is reflected in the accompanying financial statements.
                             The Fund also bears the credit risk (which is limited to the unrealized gain, if any) if the counterparty fails to perform under the contract.
                             At June 30, 1998, the Fund's outstanding forward foreign currency contracts are as follows (in thousands):

                                   FOREIGN CURRENCY       CONTRACT AMOUNT    SETTLEMENT     UNREALIZED
                                   TO BE DELIVERED        IN U.S. DOLLARS       DATE           GAIN
                             -------------------------------------------------------------------------

                             19,250 Canadian Dollars          $13,166       September '98      $ 60
                             -------------------------------------------------------------------------

                             11,950 New Zealand Dollars         6,488       July '98            295
                             -------------------------------------------------------------------------

                                     NET UNREALIZED GAIN                                       $355
                             -------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           --------------------------------------------
                                                             CLASS A
                                           --------------------------------------------
                                          SIX MONTHS       YEAR ENDED DECEMBER 31,
                                        ENDED JUNE 30,  -------------------------------
                                             1998       1997   1996   1995    1994
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------
Net asset value, beginning of period         $8.58      8.97   9.05    8.55    9.29
---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .20       .48    .52     .61     .60
---------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      .03      (.33)  (.02)   1.05    (.74)
---------------------------------------------------------------------------------------
Total from investment operations               .23       .15    .50    1.66    (.14)
---------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income      .26       .47    .58    1.16     .38
---------------------------------------------------------------------------------------
  Tax return of capital distribution            --       .07     --      --     .22
---------------------------------------------------------------------------------------
Total dividends                                .26       .54    .58    1.16     .60
---------------------------------------------------------------------------------------
Net asset value, end of period               $8.55      8.58   8.97    9.05    8.55
---------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 2.64%     1.80   5.87   19.89   (1.47)
---------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------
Expenses                                      1.35%     1.32   1.48    1.34    1.53
---------------------------------------------------------------------------------------
Net investment income                         4.73%     5.56   5.77    6.43    6.67
---------------------------------------------------------------------------------------

                                           -------------------------------------------------------
                                                                   CLASS B
                                           -------------------------------------------------------
                                                                                       MAY 31
                                          SIX MONTHS        YEAR ENDED DECEMBER 31,      TO
                                        ENDED JUNE 30,      -----------------------  DECEMBER 31,
                                              1998          1997   1996   1995          1994
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $8.60          9.00   9.09    8.56         8.70
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .17           .41    .46     .56          .30
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      .01          (.33)  (.02)   1.05         (.14)
--------------------------------------------------------------------------------------------------
Total from investment operations               .18           .08    .44    1.61          .16
--------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income      .22           .42    .53    1.08          .19
--------------------------------------------------------------------------------------------------
  Tax return of capital distribution            --           .06     --      --          .11
--------------------------------------------------------------------------------------------------
Total dividends                                .22           .48    .53    1.08          .30
--------------------------------------------------------------------------------------------------
Net asset value, end of period               $8.56          8.60   9.00    9.09         8.56
--------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 2.11%         1.03   5.11   19.21         1.89
--------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------
Expenses                                      2.21%         2.18   2.14    1.98         2.27
--------------------------------------------------------------------------------------------------
Net investment income                         3.87%         4.70   5.11    5.79         5.89
--------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                          ---------------------------------------------------
                                                                CLASS C
                                          ---------------------------------------------------
                                          SIX MONTHS                                MAY 31
                                            ENDED      YEAR ENDED DECEMBER 31,        TO
                                           JUNE 30,    -----------------------   DECEMBER 31,
                                             1998      1997   1996   1995            1994
---------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------
Net asset value, beginning of period        $8.62      9.02   9.09    8.56         8.70
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       .17       .42    .48     .57          .30
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     .01      (.33)  (.02)   1.05         (.14)
---------------------------------------------------------------------------------------------
Total from investment operations              .18       .09    .46    1.62          .16
---------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income     .22       .43    .53    1.09          .19
---------------------------------------------------------------------------------------------
  Tax return of capital distribution           --       .06     --      --          .11
---------------------------------------------------------------------------------------------
Total dividends                               .22       .49    .53    1.09          .30
---------------------------------------------------------------------------------------------
Net asset value, end of period              $8.58      8.62   9.02    9.09         8.56
---------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                2.13%     1.09   5.31   19.26         1.91
---------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------
Expenses                                     2.13%     2.11   2.06    2.06         2.23
---------------------------------------------------------------------------------------------
Net investment income                        3.95%     4.77   5.19    5.71         5.93
---------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
------------------------------------------------------------------------------------------------
                                           SIX MONTHS
                                             ENDED            YEAR ENDED DECEMBER 31,
                                            JUNE 30,    ------------------------------------
                                              1998       1997     1996      1995      1994
------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)  $86,832     99,054   131,761   152,959   170,700
------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)            223%       283       276       220       378
------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Per share data for the six months ended June 30, 1998, and the years ended 1997 and 1996 were determined based on average shares outstanding. Data for the period ended June 30, 1998 is unaudited.

NOTES

TRUSTEES
OFFICERS

DANIEL PIERCE
Chairman and Trustee
DAVID W. BELIN
Trustee
LEWIS A. BURNHAM
Trustee
DONALD L. DUNAWAY
Trustee
ROBERT B. HOFFMAN
Trustee
DONALD R. JONES
Trustee
SHIRLEY D. PETERSON
Trustee
WILLIAM P. SOMMERS
Trustee
EDMOND D. VILLANI
Trustee
MARK S. CASADY
President
PHILIP J. COLLORA
Vice President
and Secretary
JOHN R. HEBBLE
Treasurer
JERARD K. HARTMAN
Vice President
THOMAS W. LITTAUER
Vice President
ANN M. MCCREARY
Vice President
ROBERT C. PECK, JR.
Vice President
KATHRYN L. QUIRK
Vice President
LINDA J. WONDRACK
Vice President
MAUREEN E. KANE
Assistant Secretary
CAROLINE PEARSON
Assistant Secretary
ELIZABETH C. WERTH
Assistant Secretary


 ..........................................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 ..........................................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419557
                                      Kansas City, MO 64141
 ..........................................................................................................
CUSTODIAN AND                         INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                        801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 ..........................................................................................................
FOREIGN CUSTODIAN                     THE CHASE MANHATTAN BANK
                                      Chase Metro Tech Center
                                      Brooklyn, NY 11245
 ..........................................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago, IL 60606
                                      www.kemper.com

KEMPER LOGO
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Global and International Funds prospectus.
KGIF - 3 (8/98) 1053070

                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                               TRUSTEES&OFFICERS